UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2005

Clearant, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50309	912190195
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11111 Santa Monica Blvd., Suite 650, Los Angeles, California		90025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 479-2959

Bliss Essentials Corp., 5050 Kingsway, 2nd Floor, Burnaby, B.C., Canada V5H 4H2
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

This amendment to Form 8-K dated March 31, 2005, is being filed solely to provide the required letter from DeVisser Gray with respect to the statements of the registrant contained in the Form 8-K dated March 31, 2005.

Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1 Letter from DeVisser Gray dated April 5, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearant, Inc.

April 6, 2005	By:	/s/ Alain Delongchamp

Name: Alain Delongchamp
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from DeVisser Gray dated April 5, 2005.